Exhibit 23.1


         CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


    We consent to the use of our report incorporated by reference in the registration statement (No. 333-33127) on Form S-8 of Midcoast Energy Resources, Inc.


    /s/ Hein + Associates LLP


    Hein + Associates LLP
    Houston, Texas
    October 28, 1998